UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2020

THE MOSAIC COMPANY
(Exact name of registrant as specified in its charter)

DE	001-32327	20-1026454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Kennedy Blvd.		33602
Suite 2500
Tampa,	FL
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (800) 918-8270
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MOS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the 2020 Annual Meeting of Stockholders ("Annual Meeting"), The Mosaic Company ("Mosaic") stockholders (i) elected thirteen directors (Cheryl K. Beebe, Oscar P. Bernardes, Nancy E. Cooper, Gregory L. Ebel, Timothy S. Gitzel, Denise C. Johnson, Emery N. Koenig, James ("Joc") C. O'Rourke, David T. Seaton, Steven M. Seibert, Luciano Siani Pires, Gretchen H. Watkins and Kelvin R. Westbrook), each for a term of one year expiring in 2021 or until their respective successors have been duly elected and qualified; (ii) ratified the appointment of KPMG LLP as the independent registered public accounting firm to audit Mosaic’s financial statements for the year ending December 31, 2020; (iii) approved, on an advisory basis, the compensation of Mosaic’s Named Executive Officers, as described in the Compensation Discussion and Analysis section, the compensation tables and the related narrative disclosures set forth in Mosaic’s proxy statement for the Annual Meeting (the “Say-on-Pay Advisory Proposal”); and (iv) rejected the stockholder proposal relating to adoption of written consent right.
The votes cast with respect to each director elected for a term of one year expiring in 2021 are summarized as follows:

Director Name	For	Against	Abstain	Broker Non-Votes
Cheryl K. Beebe	281,255,108	2,577,945	349,354	33,392,705
Oscar P. Bernardes	278,978,623	4,625,017	578,767	33,392,705
Nancy E. Cooper	277,609,725	5,997,423	575,259	33,392,705
Gregory L. Ebel	275,050,003	6,810,949	2,321,455	33,392,705
Timothy S. Gitzel	277,958,258	5,852,118	372,031	33,392,705
Denise C. Johnson	279,238,387	4,594,614	349,406	33,392,705
Emery N. Koenig	280,736,486	2,852,230	593,691	33,392,705
James ("Joc") C. O'Rourke	282,354,576	1,465,589	362,242	33,392,705
David T. Seaton	276,852,929	6,957,100	372,378	33,392,705
Steven M. Seibert	276,076,311	7,522,765	583,331	33,392,705
Luciano Siani Pires	282,216,639	1,370,073	595,695	33,392,705
Gretchen H. Watkins	282,546,833	1,067,109	568,465	33,392,705
Kelvin R. Westbrook	265,397,701	18,416,304	368,402	33,392,705
The votes cast with respect to ratification of the appointment of KPMG LLP as Mosaic’s independent registered public accounting firm to audit Mosaic’s consolidated financial statements for the year ending December 31, 2020 are summarized as follows:

For	Against	Abstained	Broker Non-Votes
311,351,838	5,572,286	650,988	-
The votes cast with respect to approval, on an advisory basis, of the Say-on-Pay Advisory Proposal are summarized as follows:

For	Against	Abstained	Broker Non-Votes
249,800,171	33,771,337	610,899	33,392,705
The votes cast with respect to rejection of the stockholder proposal relating to adoption of written consent right are summarized as follows:

For	Against	Abstained	Broker Non-Votes
101,448,785	181,753,903	979,719	33,392,705

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MOSAIC COMPANY

Date: May 26, 2020	By:	/s/ Mark J. Isaacson
	Name:	Mark J. Isaacson
	Title:	Senior Vice President, General Counsel
and Corporate Secretary